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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                                April 18, 1996


                   Structured Asset Securities Corporation
          ------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)



         Delaware                    33-99598             742440850

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  (State or Other Jurisdiction       (Commission        (I.R.S. Employer
       of Incorporation)             File Number)      Identification No.)


             200 Vesey Street                            10285
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          New York, New York                               (Zip Code)
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         (Address of Principal
           Executive Offices)

     Registrant's telephone number, including area code (212) 526-5594


                                   No Change


(Former Name or Former Address, if Changed Since Last Report)



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     Item 5.  Other Events./F1/
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     Attached as Exhibit 23 to this Current Report is the consent of Coopers
& Lybrand LLP to the use of such firm's name under the caption "Experts", and the incorporation by reference of such firm's report dated January 17, 1996 on its audits of the consolidated financial statements of Financial Security Assurance Inc. and Subsidiaries, in the Prospectus (as defined herein) relating to Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1996-1, Class A1, Class A2, Class A3, Class A4, Class A5, Class AP, Class M, Class B1 and Class B2 Certificates (the "Certificates"). The Certificates are offered pursuant to a prospectus supplement, dated April 16, 1996 (the "Prospectus Supplement"), and a prospectus, dated December 18, 1995 (together with the Prospectus Supplement, the "Prospectus"), which were filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act"). The Certificates are registered pursuant to the Act under a Registration Statement on Form S-3 (No. 33-99598) (the "Registration Statement").

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     /F1/  Capitalized terms used but not otherwise defined herein shall have the same meaning ascribed to them in the Prospectus.

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          Item 7.  Financial Statements; Pro Forma Financial Information and
                   ---------------------------------------------------------
Exhibits.
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     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits:

               23.       Consent of Experts and Counsel




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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              STRUCTURED ASSET SECURITIES
                              CORPORATION



                              By: /s/  Prue Larocca
                                  ------------------------------
                              Name:  Prue Larocca
                                 Title:      Vice President




Dated:  May 22, 1996


























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